COLUMBIA FUNDS SERIES TRUST

Columbia LifeGoal® Balanced Growth Portfolio

Columbia LifeGoal® Growth Portfolio

Columbia LifeGoal® Income and Growth Portfolio

Columbia LifeGoal® Income Portfolio

(the “Funds”)

Supplement dated August 22, 2011 to the Funds’ Prospectuses

dated August 1, 2011

The Prospectuses for the Funds are revised and supplemented as follows:

1.	Underlying Funds. Effective August 22, 2011, the Underlying Funds listed below are added to the table in the section of the Funds’ Prospectuses entitled “Additional Information About Underlying Funds and Risks – Underlying Funds Summary” – under the row “International/Global Equity” :

The Underlying Funds

	Investment Objectives	Principal Investment Strategies
Columbia Acorn Emerging Markets Fund	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in companies located in emerging market countries, including frontier market countries. Emerging market countries are those countries whose economies are developing or emerging from underdevelopment (for example, China, India, Poland and Turkey). Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (for example, Vietnam, Colombia, Nigeria and Kazakhstan). For purposes of the Fund’s policies, the Fund may invest in a company if (i) it is domiciled in, or the principal trading market for its securities is in, an emerging market country, (ii) it derives 50% or more of its economic value from goods produced, sales made or services performed or has at least 50% of its assets in an emerging market country or countries or (iii) it is a holding company that predominantly holds shares in such companies. The Fund may invest in a variety of countries, industries and sectors and does not attempt to invest a specific percentage of its assets in any given country, industry or sector. Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations under $5 billion at the time of investment.

Columbia Acorn European Fund	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in European companies. Under normal circumstances, the Fund invests at least 70% of its total assets in companies in Western European countries (for example, the United Kingdom, Germany, France and Italy), but also may invest up to 30% of its total assets in companies in emerging Central and Eastern European countries (for example, Poland, the Czech Republic, Turkey and Cyprus), including up to 10% of its total assets in companies in Russia and the Ukraine. For purposes of the Fund’s policies, the Fund may invest in a company if (i) it is domiciled in, or the principal trading market for its securities is in, a European country, (ii) it derives 50% or more of its economic value from goods produced, sales made or services

The Underlying Funds

	Investment Objectives	Principal Investment Strategies
performed or has at least 50% of its assets in a European country or (iii) it is a holding company that predominantly holds shares in such companies. The Fund may invest in a variety of countries, industries and sectors and does not attempt to invest a specific percentage of its assets in any given country, industry or sector. Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations under $5 billion at the time of investment.

Columbia Emerging Markets Fund	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies located in emerging market countries. Emerging market countries include those countries whose economies are considered to be developing or emerging from underdevelopment. The Fund may invest in a variety of countries, industries and sectors and does not attempt to invest a specific percentage of its assets in any given country, industry or sector. The Fund may invest in companies that have market capitalizations of any size. The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund may invest in special situations such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies.

2. The risk disclosed below is added to the Funds’ “Additional Information About Underlying Funds and Risks—Principal Risks of Investing in the Fund and Underlying Funds” section of their Prospectuses:

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Frontier Market Risk - Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier market countries; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

Shareholders should retain this Supplement for future reference.

C-1056-4 A (8/11)